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                          PRUDENTIAL INDEX SERIES FUND
                          Prudential Stock Index Fund
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                       Supplement dated October 29, 2001
           Statement of Additional Information dated December 5, 2000

The following information supplements the Statement of Additional Information.

'Purchase, Redemption and Pricing of Fund Shares--Selecting a Purchase Alternative--Class A Shares--Benefit Plans and Other Investors' page B-25

Certain individual and group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. In addition, the other investors listed in this section may purchase Class A shares at net asset value through the Distributor or Transfer Agent.

MF174C2